UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

LandBridge Company LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42150	93-3636146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 San Felipe Street Suite 1200
Houston, Texas		77056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 713 230-8864

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares, representing limited liability company interests	LB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of September 30, 2024, LandBridge Company LLC (NYSE: LB) (the “Company”), the Managing Member of OpCo (as defined below), entered into Amendment No. 1 (the “Amendment”) to the Amended and Restated Limited Liability Company Agreement (the “OpCo LLC Agreement”) of DBR Land Holdings LLC (“OpCo”), with LandBridge Holdings LLC, the majority in interest Member of OpCo and controlling shareholder of the Company.

The Amendment provides, among other things, that so long as a Redeeming Member and its affiliates own at least 40% of the voting power of the Company, (i) OpCo may elect to settle a Redemption by such Redeeming Member in cash only to the extent that, prior to or contemporaneously with making such election, the Company issues a number of Company Equity Securities at least equal to the number of OpCo Units subject to such Redemption and contributes to OpCo an amount in cash equal to the net proceeds received by the Company from the issuance of such Company Equity Securities, and (ii) the Company may make a cash election in connection with its exercise of the Call Right with respect to a Redemption by such Redeeming Member only to the extent that, prior to or contemporaneously with making such election, the Company issues a number of Company Equity Securities at least equal to the number of OpCo Units subject to such Redemption.

The foregoing summary is qualified in its entirety by reference to the full text of the Amendment, which is incorporated by reference hereto and is attached to this Current Report on Form 8-K as Exhibit 10.1. Capitalized terms used herein which are not defined in this Current Report on Form 8-K shall have the meanings assigned to such terms in the OpCo LLC Agreement as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of DBR Land Holdings LLC, effective as of September 30, 2024.

104	Cover Page Interactive Data File (embedded with Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDBRIDGE COMPANY LLC

Date:	October 4, 2024	By:	/s/ Scott L. McNeely
Name: Scott L. McNeely Title: Chief Financial Officer